FILED # C3930-2001                                        Filing Fee:
                                                         Receipt #:
FEB 16 2001               Articles of Incorporation
                             (PURSUANT TO NRS 78)
IN THE OFFICE OF                STATE OF NEVADA
Dean Heller                    SECRETARY OF STATE
DEAN HELLER, SECRETARY OF STATE


(For filing office use)                         (For filing office use)
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IMPORTANT:  Read instructions on reverse side before completing this form.
                        TYPE OR PRINT (BLACK INK ONLY)

1.   NAME OF CORPORATION: X-NET SERVICES CORP.

2.   RESIDENT AGENT: (designated resident agent and his STREET
ADDRESS in Nevada where process may be served)

Name of Resident Agent: 	Gary Henrie

Street Address: 2300 W. Sahara Ave. Suite 500, Box 18  Las Vegas, NV 89102
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                Street No.   Street Name               City          Zip

3.	SHARES: (number of shares the corporation is authorized to issue)
Number of shares with par value:  25 Million   Par value: $ .001
                                   No. without par value: _________
4.   GOVERNING BOARD: shall be styled as (check one):
      X        Directors  ______ Trustees
The FIRST BOARD OF DIRECTORS shall consist of     2     member(s) and
the names and addresses are as follows:

Stephen B. Utley    7666 Keswick Road, Sandy, Utah  84093
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Name                Address	                           City/State/Zip
Daniel P. Simpson   2166 Legacy Drive, St. George, Utah  84770
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Name                Address	                           City/State/Zip

5.	PURPOSE: (optional) :  The purpose of the corporation shall be:
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6.  OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78.  You  may attach
additional information pursuant to NRS 78.037 or any other
information you deem appropriate.   If any of the additional
information is contradictory to this form it cannot be filed and
will be returned to you for correction.  Number of pages attached   .

7.	SIGNATURES OF INCORPORATORS:  The names and addresses of each of the incorporators signing the articles.

Gary Henrie
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Name (print)

2300 W. Sahara Ave. Suite 500, Box 18 Las Vegas, NV 89102
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Address              City/State/Zip
/S/ Gary Henrie
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Signature

State of Nevada          , County of Clark
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This instrument was acknowledged before me on
February 15, 2001, by
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Gary Henrie
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Name of Person

as incorporator of X-NET SERVICES CORP.
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Name (print)

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Address              City/State/Zip

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Signature

State of       , County of
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This instrument was acknowledged before me on
           , 20  by
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Name of Person
as incorporator of
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/S/ Cynthia J. Reed
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Notary Public Signature
(affix notary stamp or seal)

 /s/ NOTARY PUBLIC
 STATE OF NEVADA
 COUNTY OF CLARK
 CYNTHIA J. REED
Not 97-1371-1
My Appointment Expires March 14, 2001

8.   CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT:

I, Gary Henrie hereby accept appointment as Resident
Agent for the above named corporation.
/S/ Gary Henrie                          February 15, 2001
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Signature of Resident Agent              Date